UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08279

T. Rowe Price Reserve Investment Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Short-Term Fund	May 31, 2020

T. ROWE PRICE SHORT-TERM FUND

HIGHLIGHTS

■	The Short-Term Fund returned 1.77% in the 12-month period ended May 31, 2020, versus 1.75% for both the FTSE 3-Month Treasury Bill Index and the Lipper Institutional Money Market Funds Index.

■

The Federal Reserve reduced short-term interest rates three times in the second half of 2019, then slashed rates to near 0% in March in response to the economic deceleration stemming from the pandemic and related lockdowns.

■

The fund’s weighted average maturity was fairly steady in the first half of our fiscal year, but we extended it in the second half in an attempt to capture relatively high money market yields as interest rates plunged.

■

The Fed is likely to keep rates very low for the foreseeable future. As always, our focus is to maintain a high degree of liquidity and minimize fluctuations in principal value by investing in short-term securities with very high credit quality.

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CIO Market Commentary

Dear Shareholder

Financial markets recorded mixed results during your fund’s fiscal year, the 12-month period ended May 31, 2020, as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

As we entered January, the outlook for 2020 appeared promising. China and the U.S. completed a phase one trade deal that lowered some tariffs, and central bank stimulus in the second half of 2019 appeared to position the economy for further growth. However, market sentiment began to shift amid news of a coronavirus outbreak in China’s Hubei province.

Although the effect was initially muted, with the S&P 500 Index advancing to a record high on February 19, stocks began falling as the virus spread outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

Over 40 million Americans filed unemployment claims during the last 10 weeks of the period, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began purchasing government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market. As a result, the Fed’s balance sheet increased by nearly $3 trillion in three months.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors, such as transportation and health care, that had been directly impacted by the pandemic. Boosted by the support, most sectors recouped some of their losses—and the Nasdaq index moved back into positive territory for the year—by the end of May.

For the 12-month period, U.S. large- and mid-cap growth stocks produced robust returns and outperformed small-caps and value shares, which lost ground. Technology and health care stocks performed best within the S&P 500, while energy stocks plunged in response to falling oil prices. A stronger U.S. dollar generally weighed on returns for U.S. investors in foreign securities, but non-U.S. markets were broadly mixed. Japanese stocks posted solid gains, while some emerging regions suffered substantial losses.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield bonds finished lower as the default rate in the sector rose to a 10-year high amid the economic downturn.

By the end of the period, markets were encouraged as local governments began to roll back shutdown orders and pharmaceutical companies were focused on developing treatments and a vaccine for the coronavirus. While we are hopeful that a recovery has begun, it is difficult to gauge just how long the acute economic disruption might last. With so much uncertainty still surrounding the pandemic, it is possible that the time frame for returning to a “normalized” environment could be longer than anticipated.

Our portfolio managers are mindful that extreme market dislocations provide opportunities but also present risks, and careful analysis will be required to seek out quality companies that have the financial strength, competitive position, and capable managements to survive the crisis and perhaps emerge even stronger.

We will be carefully monitoring developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with minimal fluctuations in principal value and liquidity.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Short-Term Fund returned 1.77% in the 12-month period ended May 31, 2020, versus 1.75% for both the FTSE 3-Month Treasury Bill Index and the Lipper Institutional Money Market Funds Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

From late July through the end of 2019, the Federal Reserve reduced short-term interest rates three times by 25 basis points. As the calendar turned to 2020, the market was debating whether the Fed needed to cut rates further to continue the economic expansion. As COVID-19, the disease caused by the coronavirus, emerged as a global risk, institutional investors moved assets from prime money market funds into government money funds. Assets of government money funds increased, leading to higher prices in the government debt market. Institutional prime money funds, on the other hand, saw heavy outflows that put pressure on their government-regulated liquidity buckets.

With the economy decelerating rapidly due to the pandemic and related lockdowns, the Fed moved decisively to do its part in aiding a recovery. Policymakers cut rates by 50 basis points on March 3, and then by another 100 basis points at an unusual Sunday meeting on March 15. These rate cuts brought the fed funds target rate back to the 0.00% to 0.25% range, where it had been from late 2008 until late 2015.

While the U.S. government money market generally functioned well, other money market segments experienced distress. In response, the Fed also put into place several programs to allay liquidity concerns and placate the market. Specifically, they are the Commercial Paper Funding Facility for issuers to obtain direct funding from the central bank, the Primary Dealer Credit Facility for dealers to finance their inventory through the Fed, and the Money Market Mutual Fund Liquidity Facility (MMLF), which provided a vehicle for prime money funds to sell securities to the Fed. The MMLF was the most appropriate and beneficial program to resolve the impasse caused by money funds hoarding cash to maintain liquidity. It gave the market a buyer when the broker-dealers were unwilling to buy securities.

The yield on the 90-day Treasury bill plunged from 2.35% to 0.14% during the past 12 months, while the six-month Treasury bill yield dropped from 2.35% to 0.18%. T-bill yields moved lower based on the Fed’s rate cuts, rather than a supply/demand imbalance: The increase in government money fund assets in recent months easily absorbed the increased T-bill supply stemming from the Treasury Department’s needs to finance various new support programs.

Other short-term interest rates were in the process of moving lower before they spiked in the latter part of March due to stresses and illiquidity in certain funding markets. For example, the three-month London interbank offered rate (LIBOR) fell to about 0.74% just before the Fed slashed short-term rates to the 0.00%–0.25% range, but then liquidity concerns lifted LIBOR to 1.45% by the end of March. Even that level was not reflective of other money market rates at the time: High-quality, three-month commercial paper was trading with yields of about 2.50%, while some variable-rate demand note yields exceeded 5.00%.

While we attempted to take advantage of the most attractive money market rates while maintaining high quality and liquidity, yields eventually declined to very low levels.

How is the fund positioned?

While we manage the portfolio with a focus on liquidity and capital preservation, the Short-Term Fund is not a money market fund that seeks to maintain a stable net asset value.

At the end of May 2020, approximately 45% of the fund’s assets were invested in Treasury bills, while commercial paper and medium-term notes represented about 28%. Repurchase agreements accounted for 18%, while municipal securities represented 8%. The remainder of fund assets was invested in other U.S. government and agency securities.

The fund’s weighted average maturity was fairly steady in the first half of our fiscal year, but we extended it in the second half from 18 days to 41 days. This positioning reflects our attempt to capture relatively high money market yields as interest rates plunged while maintaining a high degree of liquidity in the portfolio.

What is portfolio management’s outlook?

The Federal Reserve’s projections, and most market participants’ expectations, including ours, are for the central bank to be on hold for the foreseeable future. The true impacts of COVID-19 on employment and growth have yet to be seen, and forecasts are dire. As always, our focus is to maintain a high degree of liquidity and minimize fluctuations in principal value by investing in short-term securities with very high credit quality.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE SHORT-TERM FUND

The potential for realizing a loss of principal in the fund could derive from:

Credit risks. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or an inability to meet a financial obligation. The credit quality of the securities held by the fund may change rapidly in certain market environments, which could result in significant net asset value deterioration.

Interest rate risks. A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates. Increases in demand for government securities may cause the yield on those securities to fall or even drop to a negative rate.

Repurchase agreement risks. A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

May 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par	$ Value
COMMERCIAL PAPER 28.3%		
4(2) 24.4% (1)		
Albemarle, 1.552%, 6/2/20	4,297	4,296
Albemarle, 1.604%, 7/7/20	17,000	16,953
Albemarle, 1.703%, 6/11/20	4,000	3,996
Amcor Finance, 0.35%, 6/25/20	4,600	4,598
BASF, 1.001%, 6/4/20	22,000	21,997
CAFCO, 0.06%, 6/1/20	8,900	8,900
CAFCO, 2.362%, 6/15/20	25,000	24,999
Canadian Natural Resource, 1.063%, 6/15/20	25,000	24,995
Chariot Funding, 0.05%, 6/1/20	57,597	57,596
Chariot Funding, 1.254%, 7/13/20	25,000	24,995
Charta, 0.06%, 6/1/20	46,900	46,900
Charta, 2.362%, 6/15/20	25,000	24,999
Consolidated Edison, 0.20%, 6/1/20	19,689	19,688
CRC Funding, 2.362%, 6/15/20	25,000	24,998
DBS Bank, 2.516%, 6/25/20	25,000	24,997
Disney, 2.01%, 6/26/20	25,000	24,997
DowDuPont, 0.831%, 6/18/20	20,000	19,991
DuPont De Nemours, 0.951%, 6/4/20	5,000	4,999
Eaton, 0.33%, 6/5/20	20,000	19,998
Enbridge, 0.751%, 6/22/20	21,000	20,993
Enbridge, 1.251%, 6/1/20	5,000	5,000
Enel Finance America, 1.101%, 6/19/20	13,000	12,997
Enel Finance America, 1.502%, 6/15/20	13,000	12,997
Energy Transfer Partners, 1.25%, 6/1/20	27,015	27,009
Eni Finance, 2.225%, 6/18/20	6,000	5,995
Eni Finance, 2.335%, 6/1/20	21,000	20,999
Fidelity National Information Services, 0.40%, 6/12/20	23,000	22,996

General Motors, 3.511%, 6/22/20	17,000	16,969
General Motors, 3.711%, 6/8/20	4,000	3,998
Harley-Davidson Financial Services, 1.001%, 6/16/20	5,000	4,999
Harley-Davidson Financial Services, 1.352%, 6/5/20	22,000	21,999
Humana, 1.702%, 6/5/20	21,000	20,998
Hyundai Capital America, 1.753%, 6/22/20	6,000	5,997
Interpublic Group, 0.35%, 6/2/20	18,200	18,199
Interpublic Group, 1.001%, 6/1/20	5,000	5,000
John Deere, 0.21%, 8/19/20	10,000	9,997
John Deere, 1.757%, 6/25/20	26,000	25,998
LVMH Moet Hennessy Louis Vuitton, 0.38%, 8/14/20	15,000	14,993
LVMH Moet Hennessy Louis Vuitton, 0.782%, 8/3/20	23,500	23,491
Manhattan Asset Funding, 2.817%, 6/12/20	30,000	30,000
Massachusetts Mutual Life Insurance, 0.20%, 6/19/20	25,000	24,999
McKesson, 0.35%, 6/5/20	26,000	25,998
Mondelez International, 0.33%, 6/15/20	14,000	13,997
Mondelez International, 0.43%, 6/4/20	6,000	6,000
Mondelez International, 1.001%, 6/3/20	6,000	6,000
Novartis Finance, 1.074%, 6/1/20	27,000	27,000
OCBC, 0.22%, 8/27/20	40,000	39,981
Old Line Funding, 1.506%, 6/15/20	25,300	25,299
Pfizer, 2.544%, 6/12/20	7,600	7,600
Sumitomo Mitsui Banking, 0.23%, 8/26/20	13,200	13,191
Sumitomo Mitsui Banking, 0.27%, 8/12/20	2,000	1,999
Suncor Energy, 1.402%, 6/8/20	20,000	19,998
Suncor Energy, 1.502%, 6/3/20	21,000	20,999
Thunder Bay Funding, 0.21%, 9/2/20	30,000	29,981
Total Capital, 0.05%, 6/1/20	66,010	66,010
Total Capital, 1.053%, 7/27/20	30,000	29,989
Transcanada Pipelines, 0.65%, 6/8/20	15,000	14,999
Transcanada Pipelines, 0.80%, 6/4/20	11,750	11,749

Union Pacific, 0.951%, 6/3/20	22,000	21,999
United Healthcare, 0.45%, 6/11/20	15,000	14,998
United Healthcare, 0.55%, 6/8/20	9,000	8,999
United Overseas Bank, 0.20%, 8/6/20	15,000	14,995
United Overseas Bank, 1.294%, 7/8/20	25,000	24,998
WEC Energy Group, 0.45%, 6/3/20	15,000	14,999
		1,223,293
NON-4(2) 3.9%		
Carolinas HealthCare System, 0.501%, 8/5/20	33,000	33,009
Caterpillar Financial Services, 0.18%, 6/25/20	40,000	39,991
Chi, Series B, 2.104%, 6/10/20	8,000	8,000
Chi, Series B, 2.556%, 6/4/20	10,000	10,000
Chi, Series B, 2.556%, 6/30/20	6,000	5,999
Dow Chemical, 0.45%, 6/15/20	27,000	26,995
Exxon Mobile, 0.862%, 7/22/20	30,000	29,992
Toyota, 1.456%, 8/5/20	30,000	29,983
Ucal, Series B, 0.601%, 8/6/20	9,932	9,917
		193,886
Total Commercial Paper (Cost $1,416,708)		**1,417,179**

MUNICIPAL SECURITIES 8.1%

Andrew W. Mellon Foundation, VRDN, 0.30%, 12/1/32	12,900	12,900
Baltimore City, Parking System Facility, VRDN, 0.15%, 7/1/32	26,380	26,380
Banner Health, TECP, 0.60%, 6/17/20	10,000	9,996
Banner Health, TECP, 0.80%, 6/10/20	16,600	16,597
Baptist Memorial Health Care, TECP, 1.00%, 6/5/20	7,726	7,726
Charlotte, Nascar, Series D, COP, VRDN, 0.20%, 6/1/35	10,310	10,310
Colorado Housing & Fin. Auth., Multi-Family, Series I-A1, VRDN, 0.25%, 10/1/36	7,330	7,330

Harris County Cultural Ed. Fac. Fin., Herman Health System, TECP, 0.48%, 8/4/20	34,700	34,725
Harris County Health Fac. Dev., Methodist Hospital System, Series A-2, VRDN, 0.06%, 12/1/41	21,800	21,800
Illinois Fin. Auth., Northwestern Memorial Hospital, Series A-3, VRDN, 0.05%, 8/15/42	6,600	6,600
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding, PCR, Series B, VRDN, 0.17%, 1/1/29 (2)	14,500	14,500
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding, PCR, Series A, VRDN, 0.22%, 1/1/29 (2)	1,600	1,600
Louisville & Jefferson County Regional Airport Auth., UPS Worldwide Forwarding, PCR, Series C, VRDN, 0.24%, 1/1/29 (2)	27,400	27,400
Maryland CDA, Residential, Series B, VRDN, 0.20%, 9/1/33	19,000	19,000
Mississippi Business Fin., Chevron USA, Series B, VRDN, 0.06%, 11/1/35	8,730	8,730
Missouri HEFA, Washington University, Series C, VRDN, 0.05%, 3/1/40	8,500	8,500
Missouri HEFA, Washington University, Series D, VRDN, 0.05%, 9/1/30	12,000	12,000
Murray City, IHC Health Services, Series D, VRDN, 0.05%, 5/15/37	10,450	10,450
North Carolina Medical Care Commission, Moses Cone Health System, Series B, VRDN, 0.05%, 10/1/35	6,000	6,000
Port Auth. of New York & New Jersey, Series C, TECP, 0.80%, 8/10/20	7,530	7,533
Port Auth. of New York & New Jersey, Series C, TECP, 1.70%, 6/5/20	20,240	20,243
Providence Health & Services, St. Joseph Health Obligated Group, VRDN, 0.53%, 10/1/42	35,895	35,895
Southern Ute Indian Tribe, VRDN, 0.25%, 1/1/27 (3)	35,000	35,000
Univ. of Wisconsin Hosp. & Clinics Auth., Series B, VRDN, 0.06%, 4/1/48	15,650	15,650
Wisconsin Housing & Economic Dev. Auth., Multi-Family, Series F, VRDN, 0.19%, 11/1/30	28,720	28,720
Total Municipal Securities (Cost $405,566)		**405,585**

REPURCHASE AGREEMENTS 17.9% (4)

Bank of America, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $23,000,134 on 6/1/2020, Collateralized by U.S. Government securities, 2.50% - 3.50%, 2/20/50 - 4/20/50, valued at $23,460,000	23,000	23,000
BNP Paribas, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $270,001,575 on 6/1/2020, Collateralized by U.S. Government securities, 0.00% - 4.75%, 7/28/20 - 2/15/50, valued at $275,400,001	270,000	270,000
Citigroup Global Markets, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $57,000,333 on 6/1/2020, Collateralized by U.S. Government securities, 2.84% - 5.00%, 8/1/49 - 11/1/49, valued at $58,140,875	57,000	57,000
Credit Agricole, Tri-Party, Dated 5/29/20, 0.05%, Delivery Value of $356,041,484 on 6/1/2020, Collateralized by U.S. Government securities, 2.63% - 3.88%, 2/15/29 - 8/15/40, valued at $363,160,875	356,040	356,040
Credit Agricole, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $45,000,263 on 6/1/2020, Collateralized by U.S. Government securities, 3.50%, 7/1/48, valued at $45,900,000	45,000	45,000
HSBC Securities, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $11,000,064 on 6/1/2020, Collateralized by U.S. Government securities, 3.53%, 6/1/30, valued at $11,220,069	11,000	11,000
JPMorgan Chase, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $25,000,146 on 6/1/2020, Collateralized by U.S. Government securities, 4.00%, 7/1/43 - 6/1/48, valued at $25,500,000	25,000	25,000
RBC Dominion Securities, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $65,000,379 on 6/1/2020, Collateralized by U.S. Government securities, 3.50% - 4.00%, 8/1/48 - 5/1/50, valued at $66,300,000	65,000	65,000
Royal Bank of Canada, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $28,000,163 on 6/1/2020, Collateralized by U.S. Government securities, 3.50% - 6.50%, 5/20/33 - 3/20/64, valued at $28,560,000	28,000	28,000
Wells Fargo Securities, Tri-Party, Dated 5/29/20, 0.07%, Delivery Value of $20,000,117 on 6/1/2020, Collateralized by U.S. Government securities, 2.50%, 5/1/50, valued at $20,400,000	20,000	20,000
Total Repurchase Agreements (Cost $900,040)		**900,040**

U.S. GOVERNMENT AGENCY OBLIGATIONS 2.0% (5)

Federal Home Loan Bank, FRN, SOFR + 0.03%, 0.09%, 9/4/20	100,000	99,983
Total U.S. Government Agency Obligations (Cost $99,987)		**99,983**

U.S. TREASURY OBLIGATIONS 44.7%

U.S. Treasury Bills, 0.095%, 6/2/20	69,000	69,000
U.S. Treasury Bills, 0.095%, 6/9/20	150,000	149,996
U.S. Treasury Bills, 0.105%, 8/4/20	50,000	49,988
U.S. Treasury Bills, 0.11%, 6/25/20	100,000	99,992
U.S. Treasury Bills, 0.11%, 7/7/20	34,000	33,996
U.S. Treasury Bills, 0.11%, 7/14/20	100,000	99,984
U.S. Treasury Bills, 0.11%, 8/6/20	50,000	49,987
U.S. Treasury Bills, 0.11%, 8/27/20	50,000	49,982
U.S. Treasury Bills, 0.115%, 8/11/20	50,000	49,986
U.S. Treasury Bills, 0.115%, 8/18/20	100,000	99,967
U.S. Treasury Bills, 0.12%, 6/4/20	50,000	50,000
U.S. Treasury Bills, 0.125%, 7/9/20	50,000	49,993
U.S. Treasury Bills, 0.125%, 7/23/20	50,000	49,990
U.S. Treasury Bills, 0.127%, 8/25/20	70,000	69,974
U.S. Treasury Bills, 0.13%, 8/20/20	50,000	49,983
U.S. Treasury Bills, 0.13%, 9/3/20	100,000	99,960
U.S. Treasury Bills, 0.135%, 9/29/20	50,000	49,973
U.S. Treasury Bills, 0.14%, 9/8/20	75,000	74,966
U.S. Treasury Bills, 0.14%, 10/6/20	50,000	49,970
U.S. Treasury Bills, 0.145%, 9/10/20	75,000	74,966
U.S. Treasury Bills, 0.145%, 10/22/20	25,000	24,984
U.S. Treasury Bills, 0.15%, 10/13/20	50,000	49,969
U.S. Treasury Bills, 0.155%, 10/20/20	100,000	99,937
U.S. Treasury Bills, 0.155%, 11/12/20	50,000	49,964
U.S. Treasury Bills, 0.157%, 8/13/20	75,000	74,979
U.S. Treasury Bills, 0.165%, 7/28/20	66,000	65,985

The accompanying notes are an integral part of these financial statements.

May 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Reserve Investment Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Short-Term Fund (the fund), is a diversified, open-end management investment company established by the corporation. The fund is not a money market fund and does not seek to maintain a stable net asset value. The fund is a conservatively managed short-term bond fund offered for the investment of securities lending collateral to funds and trusts managed by T. Rowe Price Associates, Inc. (Price Associates), and its affiliates; it is not available for direct purchase by members of the public. The fund seeks high current income consistent with minimal fluctuations in principal value and liquidity.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance Effective June 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Debt securities generally are traded in the over-the-counter (OTC) market. Securities are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities for which the above valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3. On May 31, 2020, all of the fund’s financial instruments were classified in Level 2, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objectives, policies, program, and risk factors of the fund are described more fully in its prospectus and Statement of Additional Information.

Restricted Securities The fund invested in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on T. Rowe Price Associates, Inc.’ s approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets. For the year ended May 31, 2020, the following reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain:

Distributions during the years ended May 31, 2020 and 2019, totaled $65,145,000 and $120,424,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

During the year ended May 31, 2020, the fund utilized $64,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by Price Associates, a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all shareholders of the fund. The fund pays no management fees; however, Price Associates receives management fees from the mutual funds and other accounts invested in the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and of other T. Rowe Price-sponsored funds invested in the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates. Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended May 31, 2020, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to affiliates in the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Reserve Investment Funds, Inc. and
Shareholders of T. Rowe Price Short-Term Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Short-Term Fund (one of the funds constituting T. Rowe Price Reserve Investment Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $7,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. Because the fund is not publicly available, performance information specific to the fund was not supplied by Broadridge at the Meeting. On the basis of the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive management fees from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds that invest in the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price funds and concluded that the Advisor’s profits were reasonable. Although the Advisor does not receive management fees from the fund under the Advisory Contract, the fund’s shareholders benefit from potential economies of scale through the fund’s low operating expenses and low total expense ratio. Because the fund does not charge management fees and is only available for purchase by the Advisor and its affiliated investment advisors on behalf of mutual funds and other institutional client accounts for which the Advisor or its affiliate has discretionary investment authority, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [185]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [185]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [185]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to December 2019); Member, Independent Directors Council Governing Board (2017 to December 2019); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [185]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [185]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [185]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 1997 [185]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INSIDE DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [185]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [185]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the inside directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth)
Position Held With
T. Rowe Price Short-Term Fund	Principal Occupation(s)

Colin T. Bando, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

M. Helena Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (to 2015)

Stephanie A. Gentile, CFA (1956) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joseph K. Lynagh, CFA (1958) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,671,000 and $2,684,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Reserve Investment Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 17, 2020